EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING FEBRUARY 28, 2006

The information which is required to be prepared with respect to the Payment Date of March 20, 2006 and with respect to the performance of the Trust during the Monthly Period of February 1, 2006 through Feburary 28, 2006 is set forth below.

The Interest Period for all classes includes the previous Payment Date through and including the day preceding the current Payment Date. Interest is calculated on the basis of 360-day year and the actual number of days in the related Interest Period.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the Series 2001-A Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.

Master Indenture, dated as of August 1, 2000.      Included in Exhibit 4.1 to the Form 8-K filed with
                                                   the SEC on August 30, 2000 by Advanta Business
                                                   Receivables Corp.

Series 2001-A Indenture Supplement, dated as of    Included in Exhibit 4.1 to the Form 8-K filed with
April 1, 2001.                                     the SEC on April 24, 2001 by Advanta Business
                                                   Receivables Corp.

Transfer and Servicing Agreement, dated as of      Included in Exhibit 4.3 to the Form 8-K filed with
August 1, 2000.                                    the SEC on August 30, 2000 by Advanta Business
                                                   Receivables Corp.

Trust Agreement, dated as of August 1, 2000.       Included in Exhibit 4.4 to the Form 8-K filed with
                                                   the SEC on August 30, 2000 by Advanta Business
                                                   Receivables Corp.

I. Information regarding the current monthly principal distribution to the Noteholders

                          Total amount of
                        principal to be paid  Per $1,000
                        --------------------  ----------
1. Class A Noteholders  $                  -           -
2. Class B Noteholders  $                  -           -
3. Class C Noteholders  $                  -           -
4. Class D Noteholders  $                  -           -

II. Information regarding the current monthly interest distribution to the Noteholders

                          Total amount of
                        interest to be paid  Per $1,000
                        -------------------  ----------
1. Class A Noteholders  $        876,600.00     3.65250
2. Class B Noteholders  $        115,852.50     4.06500
3. Class C Noteholders  $         96,390.00     4.59000
4. Class D Noteholders  $         75,363.75     7.17750

III. Information regarding the total monthly distribution to the Noteholders

                           Total amount
                            to be paid    Per $1,000
                        ----------------  ----------
1. Class A Noteholders  $     876,600.00     3.65250
2. Class B Noteholders  $     115,852.50     4.06500
3. Class C Noteholders  $      96,390.00     4.59000
4. Class D Noteholders  $      75,363.75     7.17750

IV. Information regarding the performance of the Advanta Business Card Master Trust

1. The aggregate amount of such Collections with respect to Principal Receivables for the
   Monthly Period preceding such Payment Date................................................  $  743,527,985.03
                                                                                                -----------------

2. The aggregate amount of such Collections with respect to Finance Charge and
   Administrative Receivables for the Monthly Period preceding such Payment Date..............  $   59,718,846.10
                                                                                                -----------------

2a. Interchange for the Monthly Period preceding such Payment Date (included in
    the amount shown above on line item IV. 2.)...............................................  $   13,072,500.58
                                                                                                -----------------

2b. Recoveries for the Monthly Period preceding such Payment Date (included in the amount shown
    above on line item IV. 2.)................................................................  $    1,008,787.08
                                                                                                -----------------

3. The Defaulted Amount for the preceding Monthly Period......................................  $   10,949,853.16
                                                                                                -----------------

4. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
   Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
   Receivables for the preceding Monthly Period...............................................               3.22%
                                                                                                -----------------

5.  The total amount of Principal Receivables in the Trust at the beginning of the preceding
    Monthly Period.............................................................................. $3,612,153,632.03
                                                                                                 -----------------

6.  The total amount of Principal Receivables in the Trust as of the last day of the preceding
    Monthly Period.............................................................................. $3,697,036,730.85
                                                                                                 -----------------

7.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
    beginning of the preceding Monthly Period................................................... $   54,962,786.28
                                                                                                 -----------------

8.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
    last day of the preceding Monthly Period.................................................... $   56,056,081.91
                                                                                                 -----------------

9.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period.......................................... $2,736,718,346.00
                                                                                                 -----------------

10. The Transferor Interest as of the last day of the preceding Monthly Period.................. $  960,318,384.85
                                                                                                 -----------------

11. The transferor percentage as of the last day of the preceding Monthly Period................             25.98%
                                                                                                 -----------------

12. The Required Transferor Percentage..........................................................              6.00%
                                                                                                 -----------------

13. The Required Transferor Interest............................................................ $  221,822,203.85
                                                                                                 -----------------

14. The monthly principal payment rate for the preceding Monthly Period.........................            20.584%
                                                                                                 -----------------

15  The balance in the Excess Funding Account as of the last day of the preceding Monthly
    Period...................................................................................... $               -
                                                                                                 -----------------

16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage        Aggregate
                                                 of Total          Account
                                               Receivables         Balance
(a) Delinquent between 30 days and 59 days          0.966%  $    36,266,624.30
(b) Delinquent between 60 days and 89 days          0.746%  $    27,994,839.96
(c) Delinquent between 90 days and 119 days         0.525%  $    19,710,362.94
(d) Delinquent between 120 days and 149 days        0.422%  $    15,849,875.20
(e) Delinquent between 150 days and 179 days        0.416%  $    15,613,339.39
(f) Delinquent 180 days or greater                  0.000%  $                -
                                              -----------   ------------------
(g) Aggregate                                       3.075%  $   115,435,041.79
                                              ===========   ==================

V. Information regarding Series 2001-A

1.   The amount of Principal Receivables in the Trust represented by the Invested
     Amount of Series 2001-A as of  the last day of the related Monthly Period.........              $ 300,000,000.00
                                                                                                     ----------------

2.   The amount of Principal Receivables in the Trust represented by the Adjusted
     Invested Amount of Series 2001-A on the last day of the related Monthly Period....              $ 300,000,000.00
                                                                                                     ----------------

                                                                                           NOTE FACTORS

3.   The amount of Principal Receivables in the Trust represented by the Class A
     Note Principal Balance on the last day of the related Monthly Period..............     1.0000   $ 240,000,000.00
                                                                                                     ----------------

4.   The amount of Principal Receivables in the Trust represented by the Class B
     Note Principal Balance on  the last day of the related Monthly Period.............     1.0000   $  28,500,000.00
                                                                                                     ----------------

5.   The amount of Principal Receivables in the Trust represented by the Class C
     Note Principal Balance on the last day of the related Monthly Period..............     1.0000   $  21,000,000.00
                                                                                                     ----------------

6.   The amount of Principal Receivables in the trust represented by the Class D
     Note Principal Balance on the last day of the related Monthly Period..............     1.0000   $  10,500,000.00
                                                                                                     ----------------

7.   The Floating Investor Percentage with respect to the period:

February 1, 2006 through February 20, 2006                                                                  8.3052946%
                                                                                                     ----------------
February 21, 2006 through February 28, 2006                                                                 7.9618951%
                                                                                                     ----------------

8.   The Fixed Investor Percentage with respect to the period:

February 1, 2006 through February 20, 2006                                                                        N/A
                                                                                                     ----------------
February 21, 2006 through February 28, 2006                                                                       N/A
                                                                                                     ----------------

9.   The amount of Investor Principal Collections applicable to Series 2001-A..........              $  60,819,560.54
                                                                                                     ----------------

10a. The amount of Available Finance Charge Collections on deposit in the
     Collection Account for the related Monthly Period.................................              $   3,765,576.74
                                                                                                     ----------------

10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
     Available Finance Charge Collections not on deposit in the Collection
     Account for the related Monthly Period............................................              $   1,164,371.68
                                                                                                     ----------------

11.  The Investor Default Amount for the related Monthly Period........................              $     876,355.09
                                                                                                     ----------------

12.  The Monthly Servicing Fee for the related Monthly Period..........................              $     500,000.00
                                                                                                     ----------------

13.  The excess spread amount for the related Monthly Period (Available Finance
     Charge Collections minus the sum of the amounts determined pursuant to subsections 4.04(a)(i) - (v) and subsection 4.04(a) (viii) of
     the Series 2001-A Indenture Supplement)...........................................              $   2,389,387.08
                                                                                                     ----------------

14.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period...............................                         19.72%
                                                                                                     ----------------

        b. The default rate for the related Monthly Period.............................                          3.51%
                                                                                                     ----------------

        c. The Net Portfolio Yield for the related Monthly Period......................                         16.21%
                                                                                                     ----------------

        d. The Base Rate for the related Monthly Period................................                          6.66%
                                                                                                     ----------------

        e. The Excess Spread Percentage for the related Monthly Period.................                          9.55%
                                                                                                     ----------------

        f. The Quarterly Excess Spread Percentage for the related Monthly Period.......                          7.47%
                                                                                                     ----------------

             i) Excess Spread Percentage related to           Feb-06                                             9.55%
                                                                                                     ----------------

             ii) Excess Spread Percentage related to          Jan-06                                             8.60%
                                                                                                     ----------------

             iii) Excess Spread Percentage related to         Dec-05                                             4.25%
                                                                                                     ----------------

15. Floating Rate Determinations:

LIBOR for the Interest Period from February 21, 2006 through and including
March 19, 2006                                                                                                4.57000%
                                                                                                     ----------------

16. Principal Funding Account

        a. The beginning Principal Funding Account Balance (ending balance as of
           the previous Payment Date)..................................................              $              -
                                                                                                     ----------------

        b. Principal Funding Investment Proceeds for the related Payment Date..........              $              -
                                                                                                     ----------------

        c. Principal Funding Investment Proceeds withdrawn and deposited into the
           Collection Account to be treated as Available Finance Charge
           Collections for the related Payment Date....................................              $              -
                                                                                                     ----------------
        d. During the Controlled Accumulation Period, the amount of Monthly
           Principal deposited into the Principal Funding Account......................              $              -
                                                                                                     ----------------

        e. On the earliest to occur of (a) the first Payment Date during the Early
           Amortization Period and (b) the Expected Final Principal Payment Date,
           the amount withdrawn for payment to the  Noteholders........................              $              -
                                                                                                     ----------------

        f. The ending Principal Funding Account Balance on the related Payment Date....              $              -
                                                                                                     ================

        g. The Accumulation Shortfall with respect to the related Monthly Period.......              $              -
                                                                                                     ----------------

17. Reserve Account

        a. The beginning Reserve Account balance (ending balance as of the previous
           Payment Date)...............................................................              $              -
                                                                                                     ----------------

        b. Interest earnings on the Reserve Account....................................              $              -
                                                                                                     ----------------

        c. Interest earnings on the Reserve Account withdrawn and deposited into the
           Collection Account to be treated as Available Finance Charge Collections
           for the related Payment Date................................................              $              -
                                                                                                     ----------------

        d. On each Payment Date from and after the Reserve Account Funding Date, the amount deposited into the  Reserve Account pursuant to
           subsection 4.04(a)(vii) of the Series 2001-A Indenture Supplement...........              $              -
                                                                                                     ----------------

        e. The Reserve Draw Amount deposited into the Collection Account and treated as Available Finance Charge Collections for the related Monthly
           Period......................................................................              $              -
                                                                                                     ----------------

        f. The Reserve Account Surplus withdrawn and deposited into the Cash
           Collateral Account..........................................................              $              -
                                                                                                     ----------------

        g. Amount withdrawn from the Reserve Account and paid to the holders of the Trust Beneficial Interests pursuant to subsection 4.10(f) of
           the Series 2001-A Indenture Supplement......................................              $              -
                                                                                                     ----------------

        h. The ending Reserve Account balance on the related Payment Date..............              $              -
                                                                                                     ================

        i. The Required Reserve Account Amount on the related Payment Date.............              $              -
                                                                                                     ----------------

        j. The Available Reserve Account Amount on the related Payment Date............              $              -
                                                                                                     ----------------

18. Cash Collateral Account

        a. The beginning Cash Collateral Account balance (ending balance as of the
           previous  Payment Date)                                                                   $   5,250,000.00
                                                                                                     ----------------

        b. Investment Earnings since the preceding Payment  Date.......................              $      17,387.69
                                                                                                     ----------------

        c. Amount withdrawn from the Cash Collateral Account to cover disbursements pursuant to subsections 4.04(a)(iv) and 4.04(a)(viii) of the Series 2001-A
           Indenture Supplement........................................................              $              -
                                                                                                     ----------------

        d. Amount withdrawn from the Cash Collateral Account on the Series
           2001-A Final Maturity Date for distributions to the Class C Noteholders
           and the Class D Noteholders.................................................              $              -
                                                                                                     ----------------

        e. Amount withdrawn from the Cash Collateral Account on the day following the occurrence of an Event of Default for distributions to the Class C
           Noteholders and the Class D Noteholders.....................................              $              -
                                                                                                     ----------------

        f. Amount deposited into the Cash Collateral Account to cover any Cash
           Collateral Account Deficiency...............................................              $              -
                                                                                                     ----------------

        g. Amount withdrawn from the Cash Collateral Account equaled to the excess over
           the Required Cash Collateral Account Amount and paid to the Transferor......              $      17,387.69
                                                                                                     ----------------

        h. Remaining Cash Collateral Account amount withdrawn on the date on which the
           Class C Note Principal Balance and the Class D Note Principal Balance have
           been paid in full and paid to the Transferor................................              $              -
                                                                                                     ----------------

        i. The ending Cash Collateral Account balance on the related Payment Date......              $   5,250,000.00
                                                                                                     ================

        j. The Required Cash Collateral Account Amount on the related Payment Date.....              $   5,250,000.00
                                                                                                     ----------------

        k. The Available Cash Collateral Account Amount on the related Payment Date....              $   5,250,000.00
                                                                                                     ----------------

19. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..             $              -
                                                                                                     ----------------

        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date..             $              -
                                                                                                     ----------------

20.  The Monthly Principal Reallocation Amount for the related Monthly Period..........              $              -
                                                                                                     ----------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name: Michael Coco
                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING FEBRUARY 28, 2006

The information which is required to be prepared with respect to the Payment Date of March 20, 2006 and with respect to the performance of the Trust during the Monthly Period of February 1, 2006 through Feburary 28, 2006 is set forth below.

The Interest Period for all classes includes the previous Payment Date through and including the day preceding the current Payment Date. Interest is calculated on the basis of 360-day year and the actual number of days in the related Interest Period.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the Series 2003-B Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.

Master Indenture, dated as of August 1, 2000.         Included in Exhibit 4.1 to
                                                      the Form 8-K filed with
                                                      the SEC on August 30, 2000
                                                      by Advanta Business
                                                      Receivables Corp.

Series 2003-B Indenture Supplement, dated as          Included in Exhibit 4.1 to
of June 1, 2003.                                      the Form 8-K filed with
                                                      the SEC on June 26, 2003
                                                      by Advanta Business
                                                      Receivables Corp.

Transfer and Servicing Agreement, dated as            Included in Exhibit 4.3 to
of August 1, 2000.                                    the Form 8-K filed with
                                                      the SEC on August 30, 2000
                                                      by Advanta Business
                                                      Receivables Corp.

Trust Agreement, dated as of                          Included in Exhibit 4.4 to
August 1, 2000.                                       the Form 8-K filed with
                                                      the SEC on August 30, 2000
                                                      by Advanta Business
                                                      Receivables Corp.

I. Information regarding the current monthly principal distribution to the Noteholders

                                  Total amount of
                                 principal to be paid        Per $1,000
                                 --------------------        ----------
1. Class A Noteholders           $                  -                 -
2. Class B Noteholders           $                  -                 -
3. Class C Noteholders           $                  -                 -
4. Class D Noteholders           $                  -                 -

II. Information regarding the current monthly interest distribution to the Noteholders

                                Total amount of
                               interest to be paid         Per $1,000
                               -------------------         ----------
1. Class A Noteholders         $        885,600.00            3.69000
2. Class B Noteholders         $        129,453.75            4.66500
3. Class C Noteholders         $        141,429.38            6.50250
4. Class D Noteholders         $         98,988.75            9.42750

III. Information regarding the total monthly distribution to the Noteholders

                                 Total amount
                                  to be paid             Per $1,000
                                 ------------            ----------
1. Class A Noteholders           $ 885,600.00               3.69000
2. Class B Noteholders           $ 129,453.75               4.66500
3. Class C Noteholders           $ 141,429.38               6.50250
4. Class D Noteholders           $  98,988.75               9.42750

IV. Information regarding the performance of the Advanta Business Card Master Trust

1.  The aggregate amount of such Collections with respect to Principal Receivables
    for the Monthly Period preceding such Payment Date......................................    $    743,527,985.03
                                                                                                -------------------

2.  The aggregate amount of such Collections with respect to Finance Charge and
    Administrative Receivables for the Monthly Period preceding such Payment Date...........    $     59,718,846.10
                                                                                                -------------------

2a. Interchange for the Monthly Period preceding such Payment Date (included in
    the amount shown above on line item IV. 2. )............................................    $     13,072,500.58
                                                                                                -------------------

2b. Recoveries for the Monthly Period preceding such Payment Date (included in
    the amount shown above on line item IV. 2.).............................................    $      1,008,787.08
                                                                                                -------------------

3.  The Defaulted Amount for the preceding Monthly Period...................................    $     10,949,853.16
                                                                                                -------------------

4.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
    denominator is the average Receivables for the preceding Monthly Period.................                   3.22%
                                                                                                -------------------

5.  The total amount of Principal Receivables in the Trust at the beginning of
    the preceding Monthly Period............................................................    $  3,612,153,632.03
                                                                                                -------------------

6.  The total amount of Principal Receivables in the Trust as of the last day of
    the preceding Monthly Period............................................................    $  3,697,036,730.85
                                                                                                -------------------

7.  The total amount of Finance Charge and Administrative Receivables in the Trust
    at the beginning of the preceding Monthly Period........................................    $     54,962,786.28
                                                                                                -------------------

8.  The total amount of Finance Charge and Administrative Receivables in the Trust
    as of the last day of the preceding Monthly Period......................................    $     56,056,081.91
                                                                                                -------------------

9.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
    as of the last day of the preceding Monthly Period......................................    $  2,736,718,346.00
                                                                                                -------------------

10. The Transferor Interest as of the last day of the preceding Monthly Period..............    $    960,318,384.85
                                                                                                -------------------

11. The transferor percentage as of the last day of the preceding Monthly Period............                  25.98%
                                                                                                -------------------

12. The Required Transferor Percentage......................................................                   6.00%
                                                                                                -------------------

13. The Required Transferor Interest........................................................    $    221,822,203.85
                                                                                                -------------------

14. The monthly principal payment rate for the preceding Monthly Period.....................                 20.584%
                                                                                                -------------------

15. The balance in the Excess Funding Account as of the last day of the preceding
    Monthly Period..........................................................................    $                 -
                                                                                                -------------------

16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment
    Date:

                                                                            Percentage                       Aggregate
                                                                             of Total                         Account
                                                                            Receivables                       Balance
                                                                            -----------               -----------------------
(a) Delinquent between 30 days and 59 days                                        0.966%              $         36,266,624.30
(b) Delinquent between 60 days and 89 days                                        0.746%              $         27,994,839.96
(c) Delinquent between 90 days and 119 days                                       0.525%              $         19,710,362.94
(d) Delinquent between 120 days and 149 days                                      0.422%              $         15,849,875.20
(e) Delinquent between 150 days and 179 days                                      0.416%              $         15,613,339.39
(f) Delinquent 180 days or greater                                                0.000%              $                     -
                                                                            -----------               -----------------------
(g) Aggregate                                                                     3.075%              $        115,435,041.79
                                                                            ===========               =======================

V. Information regarding Series 2003-B

1.   The amount of Principal Receivables in the Trust represented by the Invested
     Amount of Series 2003-B as of the last day of the related Monthly Period....................      $        300,000,000.00
                                                                                                       -----------------------

2.   The amount of Principal Receivables in the Trust represented by the Adjusted
     Invested Amount of Series 2003-B on the last day of the related Monthly Period..............      $        300,000,000.00
                                                                                                       -----------------------
                                                                                        NOTE FACTORS

3.   The amount of Principal Receivables in the Trust represented by the Class A
     Note Principal Balance on the last day of the related Monthly Period.............      1.0000     $        240,000,000.00
                                                                                                       -----------------------

4.   The amount of Principal Receivables in the Trust represented by the Class B
     Note Principal Balance on the last day of the related Monthly Period.............      1.0000     $         27,750,000.00
                                                                                                       -----------------------

5.   The amount of Principal Receivables in the Trust represented by the Class C
     Note Principal Balance on the last day of the related Monthly Period.............      1.0000     $         21,750,000.00
                                                                                                       -----------------------

6.   The amount of Principal Receivables in the trust represented by the Class D
     Note Principal Balance on the last day of the related Monthly Period.............      1.0000     $         10,500,000.00
                                                                                                       -----------------------

7.   The Floating Investor Percentage with respect to the period:

February 1, 2006 through February 20, 2006                                                                           8.3052946%
                                                                                                       -----------------------
February 21, 2006 through February 28, 2006                                                                          7.9618951%
                                                                                                       -----------------------

8.   The Fixed Investor Percentage with respect to the period:

February 1, 2006 through February 20, 2006                                                                                 N/A
                                                                                                       -----------------------
February 21, 2006 through February 28, 2006                                                                                N/A
                                                                                                       -----------------------

9.   The amount of Investor Principal Collections applicable to Series 2003-B....................      $         60,819,560.54
                                                                                                       -----------------------

10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
     for the related Monthly Period..............................................................      $          3,765,934.74
                                                                                                       -----------------------

10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance Charge
     Collections not on deposit in the Collection Account for the related Monthly Period.........      $          1,164,371.68
                                                                                                       -----------------------

11.  The Investor Default Amount for the related Monthly Period..................................      $            876,355.09
                                                                                                       -----------------------

12.  The Monthly Servicing Fee for the related Monthly Period....................................      $            500,000.00
                                                                                                       -----------------------

13.  The excess spread amount for the related Monthly Period (Available Finance Charge Collections minus the sum of the amounts determined pursuant to subsections 4.04(a)(i) - (v) and
     subsection 4.04(a)(viii) of the Series 2003-B Indenture Supplement).........................      $          2,298,479.45
                                                                                                       -----------------------

14.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period.........................................                        19.73%
                                                                                                       -----------------------

        b. The default rate for the related Monthly Period.......................................                         3.51%
                                                                                                       -----------------------

        c. The Net Portfolio Yield for the related Monthly Period................................                        16.22%
                                                                                                       -----------------------

        d. The Base Rate for the related Monthly Period..........................................                         7.02%
                                                                                                       -----------------------

        e. The Excess Spread Percentage for the related Monthly Period...........................                         9.20%
                                                                                                       -----------------------

        f. The Quarterly Excess Spread Percentage for the related Monthly Period.................                         7.06%
                                                                                                       -----------------------

              i)   Excess Spread Percentage related to                    Feb-06                                          9.20%
                                                                                                       -----------------------

              ii)  Excess Spread Percentage related to                    Jan-06                                          8.16%
                                                                                                       -----------------------

              iii) Excess Spread Percentage related to                    Dec-05                                          3.83%
                                                                                                       -----------------------

15.  Floating Rate Determinations:

LIBOR for the Interest Period from February 21, 2006 through and including March 19, 2006                              4.57000%
                                                                                                       -----------------------

16. Principal Funding Account

     a. The beginning Principal Funding Account Balance (ending balance as of the
        previous Payment Date)...................................................................      $                     -
                                                                                                       -----------------------
     b. Principal Funding Investment Proceeds for the related Payment Date.......................      $                     -
                                                                                                       -----------------------
     c. Principal Funding Investment Proceeds withdrawn and deposited into the Collection Account to be treated as Available Finance Charge
        Collections for the related Payment Date.................................................      $                     -
                                                                                                       -----------------------
     d. During the Controlled Accumulation Period, the amount of Monthly
        Principal deposited into the Principal Funding Account...................................      $                     -
                                                                                                       -----------------------
     e. On the earliest to occur of (a) the first Payment Date during the Early
        Amortization Period and (b) the Expected Final Principal Payment Date,
        the amount withdrawn for payment to the Noteholders......................................      $                     -
                                                                                                       -----------------------
     f. The ending Principal Funding Account Balance on the related Payment Date.................      $                     -
                                                                                                       =======================

     g. The Accumulation Shortfall with respect to the related Monthly Period....................      $                     -
                                                                                                       -----------------------

17. Reserve Account

     a. The beginning Reserve Account balance (ending balance as of the previous
        Payment Date)............................................................................      $            375,000.00
                                                                                                       -----------------------
     b. Interest earnings on the Reserve Account.................................................      $                358.00
                                                                                                       -----------------------
     c. Interest earnings on the Reserve Account withdrawn and deposited into the Collection Account to be treated as Available Finance Charge Collections
        for the related Payment Date.............................................................      $                358.00
                                                                                                       -----------------------
     d. On each Payment Date from and after the Reserve Account Funding Date, the amount deposited into the Reserve Account pursuant to subsection 4.04(a)(vii)
        of the Series 2003-B Indenture Supplement................................................      $                     -
                                                                                                       -----------------------
     e. The Reserve Draw Amount deposited into the Collection Account and treated as
        Available Finance Charge Collections for the related Monthly Period......................      $                     -
                                                                                                       -----------------------
     f. The Reserve Account Surplus withdrawn and deposited into the Cash Collateral Account.....      $                     -
                                                                                                       -----------------------
     g. Amount withdrawn from the Reserve Account and paid to the holders of the Trust
        Beneficial Interests pursuant to subsection 4.10(f) of the Series 2003-B
        Indenture Supplement.....................................................................      $                     -
                                                                                                       -----------------------
     h. The ending Reserve Account balance on the related Payment Date...........................      $            375,000.00
                                                                                                       =======================

     i. The Required Reserve Account Amount on the related Payment Date..........................      $            375,000.00
                                                                                                       -----------------------

     j. The Available Reserve Account Amount on the related Payment Date.........................      $            375,000.00
                                                                                                       -----------------------

18. Cash Collateral Account

     a. The beginning Cash Collateral Account balance (ending balance
        as of the previous Payment Date).........................................................      $          6,750,000.00
                                                                                                       -----------------------
     b. Investment Earnings since the preceding Payment Date.....................................      $             22,355.58
                                                                                                       -----------------------
     c. Amount withdrawn from the Cash Collateral Account to cover disbursements pursuant to subsections 4.04(a)(iv) and 4.04(a)(viii) of the Series 2003-B
        Indenture Supplement.....................................................................      $                     -
                                                                                                       -----------------------
     d. Amount withdrawn from the Cash Collateral Account on the Series 2003-B Final
        Maturity Date for distributions to the Class C Noteholders and the Class D Noteholders...      $                     -
                                                                                                       -----------------------
     e. Amount withdrawn from the Cash Collateral Account on the day following the occurrence of an Event of Default for distributions to the Class C
        Noteholders and the Class D Noteholders..................................................      $                     -
                                                                                                       -----------------------
     f. Amount deposited into the Cash Collateral Account to cover any Cash
        Collateral Account Deficiency............................................................      $                     -
                                                                                                       -----------------------
     g. Amount withdrawn from the Cash Collateral Account equaled to the excess
        over the Required Cash Collateral Account Amount and paid to the Transferor..............      $             22,355.58
                                                                                                       -----------------------
     h. Remaining Cash Collateral Account amount withdrawn on the date on which the Class C Note Principal Balance and the Class D Note Principal Balance
        have been paid in full and paid to the Transferor........................................      $                     -
                                                                                                       -----------------------
     i. The ending Cash Collateral Account balance on the related Payment Date...................      $          6,750,000.00
                                                                                                       =======================

     j. The Required Cash Collateral Account Amount on the related Payment Date..................      $          6,750,000.00
                                                                                                       -----------------------

     k. The Available Cash Collateral Account Amount on the related Payment Date.................      $          6,750,000.00
                                                                                                       -----------------------

19. Investor Charge-Offs

     a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..............      $                     -
                                                                                                       -----------------------

     b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date..............      $                     -
                                                                                                       -----------------------

20. The Monthly Principal Reallocation Amount for the related Monthly Period.....................      $                     -
                                                                                                       -----------------------

           Advanta Bank Corp.
           as Servicer

           By: /s/ MICHAEL COCO
           Name: Michael Coco
           Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING FEBRUARY 28, 2006

The information which is required to be prepared with respect to the Payment Date of March 20, 2006 and with respect to the performance of the Trust during the Monthly Period of February 1, 2006 through Feburary 28, 2006 is set forth below.

The Interest Period for all classes includes the previous Payment Date through and including the day preceding the current Payment Date. Interest is calculated on the basis of 360-day year and the actual number of days in the related Interest Period.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the Series 2003-D Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.

Master Indenture, dated as of August 1, 2000.                  Included in Exhibit 4.1 to the Form 8-K filed with the
                                                               SEC on August 30, 2000 by Advanta Business Receivables Corp.

Series 2003-D Indenture Supplement, dated as of December 1,    Included in Exhibit 4.1 to the Form 8-K filed with the SEC on
2003.                                                          December 10, 2003 by Advanta Business Receivables Corp.

Transfer and Servicing Agreement, dated as of August 1, 2000.  Included in Exhibit 4.3 to the Form 8-K filed with the
                                                               SEC on August 30, 2000 by Advanta Business Receivables Corp.

Trust Agreement, dated as of August 1, 2000.                   Included in Exhibit 4.4 to the Form 8-K filed with the
                                                               SEC on August 30, 2000 by Advanta Business Receivables Corp.

I. Information regarding the current monthly principal distribution to the Noteholders

                                     Total amount of
                                   principal to be paid   Per $1,000
                                   --------------------   ----------
1. Class A Noteholders              $                 -            -
2. Class B Noteholders              $                 -            -
3. Class C Noteholders              $                 -            -
4. Class D Noteholders              $                 -            -

II. Information regarding the current monthly interest distribution to the Noteholderse

                                         Total amount of
                                       interest to be paid   Per $1,000
                                       -------------------   ----------
1. Class A Noteholders                   $    1,161,600.00      3.63000
2. Class B Noteholders                   $      158,730.00      4.29000
3. Class C Noteholders                   $      162,472.50      5.60250
4. Class D Noteholders                   $      126,735.00      9.05250

III. Information regarding the total monthly distribution to the Noteholders

                                             Total amount
                                              to be paid         Per $1,000
                                           ---------------       ----------
1. Class A Noteholders                      $ 1,161,600.00          3.63000
2. Class B Noteholders                      $   158,730.00          4.29000
3. Class C Noteholders                      $   162,472.50          5.60250
4. Class D Noteholders                      $   126,735.00          9.05250

IV. Information regarding the performance of the Advanta Business Card Master Trust

1.  The aggregate amount of such Collections with respect to Principal Receivables for
    the Monthly Period preceding such Payment Date ......................................     $  743,527,985.03
                                                                                              -----------------

2.  The aggregate amount of such Collections with respect to Finance Charge and
    Administrative Receivables for the Monthly Period preceding such Payment Date .......     $   59,718,846.10
                                                                                              -----------------
2a. Interchange for the Monthly Period preceding such Payment Date
    (included in the amount shown above on line item IV. 2. ) ...........................     $   13,072,500.58
                                                                                              -----------------
2b. Recoveries for the Monthly Period preceding such Payment Date (included in the
    amount shown above on line item IV. 2.) .............................................     $    1,008,787.08
                                                                                              -----------------
3.  The Defaulted Amount for the preceding Monthly Period ...............................     $   10,949,853.16
                                                                                              -----------------
4.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
    denominator is the average Receivables for the preceding Monthly Period .............                  3.22%
                                                                                              -----------------
5.  The total amount of Principal Receivables in the Trust at the beginning of the
    preceding Monthly Period ............................................................     $3,612,153,632.03
                                                                                              -----------------

6.  The total amount of Principal Receivables in the Trust as of the last day of the
    preceding Monthly Period .................................................................            $ 3,697,036,730.85
                                                                                                          ------------------
7.  The total amount of Finance Charge and Administrative Receivables in the
    Trust at the beginning of the preceding Monthly Period ...................................            $    54,962,786.28
                                                                                                          ------------------
8.  The total amount of Finance Charge and Administrative Receivables in the
    Trust as of the last day of the preceding Monthly Period .................................            $    56,056,081.91
                                                                                                          ------------------
9.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
    as of the last day of the preceding Monthly Period .......................................            $ 2,736,718,346.00
                                                                                                          ------------------
10. The Transferor Interest as of the last day of the preceding Monthly Period................            $   960,318,384.85
                                                                                                          ------------------
11. The transferor percentage as of the last day of the preceding Monthly Period..............                         25.98%
                                                                                                          ------------------
12. The Required Transferor Percentage .......................................................                          6.00%
                                                                                                          ------------------
13. The Required Transferor Interest .........................................................            $   221,822,203.85
                                                                                                          ------------------
14. The monthly principal payment rate for the preceding Monthly Period ......................                        20.584%
                                                                                                          ------------------
15. The balance in the Excess Funding Account as of the last day of the preceding Monthly
    Period ...................................................................................            $                -
                                                                                                          ------------------
16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
    Payment Date:

                                                          Percentage           Aggregate
                                                           of Total             Account
                                                          Receivables           Balance
                                                          -----------       ---------------
(a) Delinquent between 30 days and 59 days                   0.966%         $ 36,266,624.30
(b) Delinquent between 60 days and 89 days                   0.746%         $ 27,994,839.96
(c) Delinquent between 90 days and 119 days                  0.525%         $ 19,710,362.94
(d) Delinquent between 120 days and 149 days                 0.422%         $ 15,849,875.20
(e) Delinquent between 150 days and 179 days                 0.416%         $ 15,613,339.39
(f) Delinquent 180 days or greater                           0.000%         $             -
                                                          -----------       ---------------
(g) Aggregate                                                3.075%         $115,435,041.79
                                                          ===========       ===============

V. Information regarding Series 2003-D

1.   The amount of Principal Receivables in the Trust represented by the Invested
     Amount of Series 2003-D as of the last day of the related Monthly Period ..............                   $   400,000,000.00
                                                                                                               ------------------

2.   The amount of Principal Receivables in the Trust represented by the Adjusted
     Invested Amount of Series 2003-D on the last day of the related Monthly Period ........                   $   400,000,000.00
                                                                                                               ------------------
                                                                                              NOTE FACTORS
3.   The amount of Principal Receivables in the Trust represented by the Class A
     Note Principal Balance on the last day of the related Monthly Period ..................   1.0000          $   320,000,000.00
                                                                                                               ------------------

4.   The amount of Principal Receivables in the Trust represented by the Class B
     Note Principal Balance on the last day of the related Monthly Period ..................   1.0000          $    37,000,000.00
                                                                                                               ------------------

5.   The amount of Principal Receivables in the Trust represented by the Class C
     Note Principal Balance on the last day of the related Monthly Period ..................   1.0000          $    29,000,000.00
                                                                                                               ------------------

6.   The amount of Principal Receivables in the trust represented by the Class D
     Note Principal Balance on the last day of the related Monthly Period ..................   1.0000          $    14,000,000.00
                                                                                                               ------------------

7.   The Floating Investor Percentage with respect to the period:

February 1, 2006 through February 20, 2006                                                                             11.0737261%
                                                                                                               ------------------
February 21, 2006 through February 28, 2006                                                                            10.6158601%
                                                                                                               ------------------

8. The Fixed Investor Percentage with respect to the period:

February 1, 2006 through February 20, 2006                                                                                    N/A
                                                                                                               ------------------
February 21, 2006 through February 28, 2006                                                                                   N/A
                                                                                                               ------------------

9.   The amount of Investor Principal Collections applicable to Series 2003-D...............                   $    81,092,747.14
                                                                                                               ------------------
10a. The amount of Available Finance Charge Collections on deposit in the
     Collection Account for the related Monthly Period .....................................                   $     5,020,768.97
                                                                                                               ------------------

10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
     Available Finance Charge Collections not on deposit in the Collection
     Account for the related Monthly Period ................................................                   $     1,552,495.43
                                                                                                               ------------------

11.  The Investor Default Amount for the related Monthly Period ............................                   $     1,168,473.50
                                                                                                               ------------------

12.  The Monthly Servicing Fee for the related Monthly Period ..............................                   $       666,666.67
                                                                                                               ------------------

13.  The excess spread amount for the related Monthly Period (Available Finance
     Charge Collections minus the sum of the amounts determined pursuant to subsections 4.04 (a) (i) - (v) and subsection 4.04 (a) (viii) of the Series
     2003-D Indenture Supplement) ..........................................................                   $     3,128,586.73
                                                                                                               ------------------

14.  Trust yields for the related Monthly Period

   a. The cash yield for the related Monthly Period ........................................                                19.72%
                                                                                                               ------------------

   b. The default rate for the related Monthly Period ......................................                                 3.51%
                                                                                                               ------------------

   c. The Net Portfolio Yield for the related Monthly Period ...............................                                16.21%
                                                                                                               ------------------

  d. The Base Rate for the related Monthly Period ............................................................                6.83%
                                                                                                                     -------------
  e. The Excess Spread Percentage for the related Monthly Period .............................................                9.38%
                                                                                                                     -------------
  f. The Quarterly Excess Spread Percentage for the related Monthly Period ...................................                7.27%
                                                                                                                     -------------
     i)   Excess Spread Percentage related to                                 Feb-06                                          9.38%
                                                                                                                     -------------

     ii)  Excess Spread Percentage related to                                 Jan-06                                          8.39%
                                                                                                                     -------------

     iii) Excess Spread Percentage related to                                 Dec-05                                          4.05%
                                                                                                                     -------------

15. Floating Rate Determinations:

LIBOR for the Interest Period from February 21, 2006 through and including March 19, 2006                                  4.57000%
                                                                                                                     -------------
16. Principal Funding Account

  a. The beginning Principal Funding Account Balance (ending balance as of the previous Payment Date) ........       $           -
                                                                                                                     -------------
  b. Principal Funding Investment Proceeds for the related Payment Date ......................................       $           -
                                                                                                                     -------------
  c. Principal Funding Investment Proceeds withdrawn and deposited into the Collection Account
     to be treated as Available Finance Charge Collections for the related Payment Date ......................       $           -
                                                                                                                     -------------
  d. During the Controlled Accumulation Period, the amount of Monthly Principal deposited into the
      Principal Funding Account ..............................................................................       $           -
                                                                                                                     -------------
  e. On the earliest to occur of (a) the first Payment Date during the Early Amortization Period and (b)
     the Expected Final Principal Payment Date, the amount withdrawn for payment to the Noteholders ..........       $           -
                                                                                                                     -------------
  f. The ending Principal Funding Account Balance on the related Payment Date ................................       $           -
                                                                                                                     =============
  g. The Accumulation Shortfall with respect to the related Monthly Period ...................................       $           -
                                                                                                                     -------------

17. Reserve Account

  a. The beginning Reserve Account balance (ending balance as of the previous Payment Date) ..................       $           -
                                                                                                                     -------------
  b. Interest earnings on the Reserve Account ................................................................       $           -
                                                                                                                     -------------
  c. Interest earnings on the Reserve Account withdrawn and deposited into the Collection Account
     to be treated as Available Finance Charge Collections for the related Payment Date ......................       $           -
                                                                                                                     -------------
  d. On each Payment Date from and after the Reserve Account Funding Date, the amount deposited into the
     Reserve Account pursuant to subsection 4.04(a)(vii) of the Series 2003-D Indenture Supplement ...........       $           -
                                                                                                                     -------------
  e. The Reserve Draw Amount deposited into the Collection Account and treated as Available Finance
     Charge Collections for the related Monthly Period .......................................................       $           -
                                                                                                                     -------------
  f. The Reserve Account Surplus withdrawn and deposited into the Cash Collateral Account ....................       $           -
                                                                                                                     -------------
  g. Amount withdrawn from the Reserve Account and paid to the holders of the Trust Beneficial Interests
     pursuant to subsection 4.10(f) of the Series 2003-D Indenture Supplement ................................       $           -
                                                                                                                     -------------
  h. The ending Reserve Account balance on the related Payment Date ..........................................       $           -
                                                                                                                     =============
  i. The Required Reserve Account Amount on the related Payment Date .........................................       $           -
                                                                                                                     -------------
  j. The Available Reserve Account Amount on the related Payment Date ........................................       $           -
                                                                                                                     -------------

18. Cash Collateral Account

  a. The beginning Cash Collateral Account balance (ending balance as of the previous Payment Date) ..........       $9,000,000.00
                                                                                                                     -------------
  b. Investment Earnings since the preceding Payment Date ....................................................       $   29,807.46
                                                                                                                     -------------
  c. Amount withdrawn from the Cash Collateral Account to cover disbursements pursuant to subsections
     4.04(a)(iv) and 4.04(a)(viii) of the Series 2003-D Indenture Supplement .................................       $           -
                                                                                                                     -------------
  d. Amount withdrawn from the Cash Collateral Account on the Series 2003-D Final Maturity Date for
     distributions to the Class C Noteholders and the Class D Noteholders ....................................       $           -
                                                                                                                     -------------
  e. Amount withdrawn from the Cash Collateral Account on the day following the occurrence of an Event of
     Default for distributions to the Class C Noteholders and the Class D Noteholders ........................       $           -
                                                                                                                     -------------
  f. Amount deposited into the Cash Collateral Account to cover any Cash Collateral Account Deficiency .......       $           -
                                                                                                                     -------------
  g. Amount withdrawn from the Cash Collateral Account equaled to the excess over the Required Cash
     Collateral Account Amount and paid to the Transferor ....................................................       $   29,807.46
                                                                                                                     -------------
  h. Remaining Cash Collateral Account amount withdrawn on the date on which the Class C Note Principal
     Balance and the Class D Note Principal Balance have been paid in full and paid to the Transferor ........       $           -
                                                                                                                     -------------
  i. The ending Cash Collateral Account balance on the related Payment Date ..................................       $9,000,000.00
                                                                                                                     =============
  j. The Required Cash Collateral Account Amount on the related Payment Date .................................       $9,000,000.00
                                                                                                                     -------------

  k. The Available Cash Collateral Account Amount on the related Payment Date ................................       $9,000,000.00
                                                                                                                     -------------

19.  Investor Charge-Offs

  a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .............................       $           -
                                                                                                                     -------------
  b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .............................       $           -
                                                                                                                     -------------
20.  The Monthly Principal Reallocation Amount for the related Monthly Period ................................       $           -
                                                                                                                     -------------

        Advanta Bank Corp.
        as Servicer

        By: /s/ MICHAEL COCO
        Name: Michael Coco
        Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                         PERIOD ENDING FEBRUARY 28, 2006

The information which is required to be prepared with respect to the Payment Date of March 20, 2006 and with respect to the performance of the Trust during the Monthly Period of February 1, 2006 through Feburary 28, 2006 is set forth below.

The Interest Period for all Tranches generally includes the previous Payment Date (or in the case of the first Interest Payment Date, the Closing Date) through and including the day preceding the current Payment Date. Interest on floating rate Tranches is calculated on the basis of 360-day year and the actual number of days in the related Interest Period. Interest on fixed rate Tranches is calculated on the basis of a 360-day year and twelve 30-day months.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

The documents mentioned above may be found in the following Securities and Exchange Commission ("SEC") filings.

Master Indenture, dated as of August 1, 2000.                       Included in Exhibit 4.1 to the Form 8-K filed with the
                                                                    SEC on August 30, 2000 by Advanta Business Receivables Corp.

AdvantaSeries Indenture Supplement, dated as of November 1, 2004.   Included in Exhibit 4.1 to the Form 8-K filed with the
                                                                    SEC on November 12, 2004 by Advanta Business Receivables Corp.

Transfer and Servicing Agreement, dated as of August 1, 2000.       Included in Exhibit 4.3 to the Form 8-K filed with the
                                                                    SEC on August 30, 2000 by Advanta Business Receivables Corp.

Trust Agreement, dated as of August 1, 2000.                        Included in Exhibit 4.4 to the Form 8-K filed with the
                                                                    SEC on August 30, 2000 by Advanta Business Receivables Corp.

I. Information regarding the current monthly principal distribution to the Noteholders

                                                       Total amount of principal to
                                       CUSIP Number               be paid                  Per $1,000
                                       ------------    -----------------------------       -----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                                             Total amount of
                                             interest to be
                      CUSIP Number                 paid        Per $1,000
                      ------------           ----------------  ----------
2005-A1               00761H BJ 9            $     870,000.00     3.48000
2005-A2               00761H BK 6            $     793,125.00     3.52500
2005-A3               00761H BM 2            $     979,166.67     3.91667
2005-A4               00761H BN 0            $     593,750.00     3.95833
2005-A5               00761H BP 5            $     694,500.00     3.47250
2005-B1               00761H BH 3            $     371,250.00     3.71250
2006-B1                                      $     367,500.00     3.67500
2004-C1               00761H BG 5            $     421,500.00     4.21500
2005-C1               00761H BL 4            $     381,000.00     3.81000
2004-D1                                      $      71,775.00     7.17750
2005-D1                                      $      98,550.00     4.92750
2005-D2                                      $     123,187.50     4.92750

III. Information regarding the performance of the Advanta Business Card Master Trust

1.  The aggregate amount of such Collections with respect to Principal Receivables for
    the Monthly Period preceding such Payment Date                                                    $   743,527,985.03
                                                                                                      ------------------
2.  The aggregate amount of such Collections with respect to Finance Charge and
    Administrative Receivables for the Monthly Period preceding such Payment Date                     $    59,718,846.10
                                                                                                      ------------------
2a. Interchange for the Monthly Period preceding such Payment Date (included in the
    amount shown above on line item III. 2.)                                                          $    13,072,500.58
                                                                                                      ------------------
2b. Recoveries for the Monthly Period preceding such Payment Date (included in the
    amount shown above on line item III. 2.)                                                          $     1,008,787.08
                                                                                                      ------------------
3.  The Defaulted Amount for the Monthly Period preceding such Payment Date                           $    10,949,853.16
                                                                                                      ------------------
4.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
    denominator is the average Receivables for the preceding Monthly Period                                         3.22%
                                                                                                      ------------------

5.  The total amount of Principal Receivables in the Trust at the beginning of the                    $ 3,612,153,632.03
    preceding Monthly Period
                                                                                                      ------------------
6.  The total amount of Principal Receivables in the Trust as of the last day of the
    preceding Monthly Period                                                                          $ 3,697,036,730.85
                                                                                                      ------------------
7.  The total amount of Finance Charge and Administrative Receivables in the Trust at
    the beginning of the preceding Monthly Period                                                     $    54,962,786.28
                                                                                                      ------------------

8.  The total amount of Finance Charge and Administrative Receivables in the Trust as
    of the last day of the preceding Monthly Period                                                   $    56,056,081.91
                                                                                                      ------------------

9.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
    the last day of the preceding Monthly Period                                                      $ 2,736,718,346.00
                                                                                                      ------------------

10. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date           $   960,318,384.85
                                                                                                      ------------------

11. The transferor percentage as of the end of the Monthly Period preceding such
    Payment Date                                                                                                   25.98%
                                                                                                      ------------------
12. The Required Transferor Percentage                                                                              6.00%
                                                                                                      ------------------
13. The Required Transferor Interest                                                                  $   221,822,203.85
                                                                                                      ------------------
14. The monthly principal payment rate for the Monthly Period preceding such Payment Date                         20.584%
                                                                                                      ------------------
15. The balance in the Excess Funding Account as of the end of the Monthly Period
    preceding such Payment Date                                                                       $                -
                                                                                                      ------------------

16. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                          Percentage of
                                                             Total         Aggregate Account
                                                           Receivables          Balance
                                                          -------------    -----------------
(a) Delinquent between 30 days and 59 days                        0.966%    $ 36,266,624.30
(b) Delinquent between 60 days and 89 days                        0.746%    $ 27,994,839.96
(c) Delinquent between 90 days and 119 days                       0.525%    $ 19,710,362.94
(d) Delinquent between 120 days and 149 days                      0.422%    $ 15,849,875.20
(e) Delinquent between 150 days and 179 days                      0.416%    $ 15,613,339.39
(f) Delinquent 180 days or greater                                0.000%    $             -
                                                                  -----     ---------------
(g) Aggregate                                                     3.075%    $115,435,041.79
                                                                  =====     ===============

IV. Information regarding the AdvantaSeries

    1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                                                                     Adjusted
                      Initial Principal  Outstanding Principal     Outstanding           Invested          Adjusted Invested
                           Balance             Balance          Principal Balance         Amount                 Amount
                      -----------------  -------------------    -----------------    -----------------     -----------------
2005-A1               $  250,000,000.00  $   250,000,000.00     $  250,000,000.00    $  250,000,000.00     $  250,000,000.00
2005-A2               $  225,000,000.00  $   225,000,000.00     $  225,000,000.00    $  225,000,000.00     $  225,000,000.00
2005-A3               $  250,000,000.00  $   250,000,000.00     $  250,000,000.00    $  250,000,000.00     $  250,000,000.00
2005-A4               $  150,000,000.00  $   150,000,000.00     $  150,000,000.00    $  150,000,000.00     $  150,000,000.00
2005-A5               $  200,000,000.00  $   200,000,000.00     $  200,000,000.00    $  200,000,000.00     $  200,000,000.00
                      -----------------  ------------------     -----------------    -----------------     -----------------
Total Class A         $1,075,000,000.00  $ 1,075,000,000.00     $1,075,000,000.00    $1,075,000,000.00     $1,075,000,000.00
2005-B1               $  100,000,000.00  $   100,000,000.00     $  100,000,000.00    $  100,000,000.00     $  100,000,000.00
2006-B1               $  100,000,000.00  $   100,000,000.00     $  100,000,000.00    $  100,000,000.00     $  100,000,000.00
                      -----------------  ------------------     -----------------    -----------------     -----------------
Total Class B         $  200,000,000.00   $  200,000,000.00     $  200,000,000.00    $  200,000,000.00     $  200,000,000.00

2004-C1               $  100,000,000.00   $  100,000,000.00     $  100,000,000.00    $  100,000,000.00     $  100,000,000.00
2005-C1               $  100,000,000.00   $  100,000,000.00     $  100,000,000.00    $  100,000,000.00     $  100,000,000.00
                      -----------------   -----------------     -----------------    -----------------     -----------------
Total Class C         $  200,000,000.00   $  200,000,000.00     $  200,000,000.00    $  200,000,000.00     $  200,000,000.00

2004-D1               $   10,000,000.00   $   10,000,000.00     $   10,000,000.00    $   10,000,000.00     $   10,000,000.00
2005-D1               $   20,000,000.00   $   20,000,000.00     $   20,000,000.00    $   20,000,000.00     $   20,000,000.00
2005-D2               $   25,000,000.00   $   25,000,000.00     $   25,000,000.00    $   25,000,000.00     $   25,000,000.00
                      -----------------   -----------------     -----------------    -----------------     -----------------
Total Class D         $   55,000,000.00   $   55,000,000.00     $   55,000,000.00    $   55,000,000.00     $   55,000,000.00
                      -----------------   -----------------     -----------------    -----------------     -----------------

Total AdvantaSeries   $1,530,000,000.00   $1,530,000,000.00     $1,530,000,000.00    $1,530,000,000.00     $1,530,000,000.00
                      =================   =================     =================    =================     =================

2.  Weighted Average Floating Allocation Amount for the related Monthly Period                          $     1,530,000,000.00
                                                                                                        ----------------------
3.  The Floating Investor Percentage with respect to the period:

February 1, 2006 through February 20, 2006                                                                          42.3570024%
                                                                                                        ----------------------
February 21, 2006 through February 28, 2006                                                                         40.6056650%
                                                                                                        ----------------------
4. The Fixed Investor Percentage with respect to the period:

February 1, 2006 through February 20, 2006                                                                          42.3570024%
                                                                                                        ----------------------
February 21, 2006 through February 28, 2006                                                                         40.6056650%
                                                                                                        ----------------------
5.  The amount of Investor Principal Collections applicable to the AdvantaSeries                        $       310,179,758.47
                                                                                                        ----------------------

6a. The amount of Available Finance Charge Collections on deposit in the Collection
    Account for the related Monthly Period                                                              $        19,204,441.38
                                                                                                        ----------------------
6b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
    Finance Charge Collections not on deposit in the Collection Account for the
    related Monthly Period                                                                              $         5,938,295.27
                                                                                                        ----------------------

7.  The AdvantaSeries Defaulted Amount for the related Monthly Period                                   $         4,469,411.09
                                                                                                        ----------------------

8.  The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                              $         2,550,000.00
                                                                                                        ----------------------

9.  AdvantaSeries performance for the related Monthly Period

  a.  The cash yield for the related Monthly Period                                                                      19.72%
                                                                                                        ----------------------
  b.  The default rate for the related Monthly Period                                                                     3.51%
                                                                                                        ----------------------
  c.  The Net Portfolio Yield for the related Monthly Period                                                             16.21%
                                                                                                        ----------------------

      d. The Base Rate for the related Monthly Period                                                                    6.89%
                                                                                                               --------------
      e. The Excess Spread Percentage for the related Monthly Period                                                     9.32%
                                                                                                               --------------
      f. The Quarterly Excess Spread Percentage                                                                          7.69%
                                                                                                               --------------
                i) Excess Spread Percentage related to                              Feb-06                               9.32%
                                                                                                               --------------
                ii) Excess Spread Percentage related to                             Jan-06                               9.31%
                                                                                                               --------------
                iii) Excess Spread Percentage related to                            Dec-05                               4.43%
                                                                                                               --------------
      g. The average Excess Spread Amount for the three preceding Monthly Periods                              $ 9,220,981.20
                                                                                                               --------------
                i) Excess Spread Amount related to                                  Feb-06                     $12,358,021.39
                                                                                                               --------------
                ii) Excess Spread Amount related to                                 Jan-06                     $11,213,139.50
                                                                                                               --------------
                iii) Excess Spread Amount related to                                Dec-05                     $ 4,091,782.71
                                                                                                               --------------

10.  Floating interest rate determinations:

LIBOR for all Tranches with an Interest Period from February 21, 2006 through and including March 19, 2006            4.57000%
                                                                                                               --------------

11. Required interest payments

                                                                             Amounts withdrawn from the
                     Required interest amounts    Interest shortfalls and      Collection Account for
                     with respect to the current  additional interest from  payment of required interest  Unpaid required interest
                          Interest Period              prior periods               amounts                         amounts
                     ---------------------------  ------------------------  ----------------------------  ------------------------
2005-A1                $              870,000.00    $                    -    $               870,000.00     $                   -
2005-A2                $              793,125.00    $                    -    $               793,125.00     $                   -
2005-A3                $              979,166.67    $                    -    $               979,166.67     $                   -
2005-A4                $              593,750.00    $                    -    $               593,750.00     $                   -
2005-A5                $              694,500.00    $                    -    $               694,500.00     $                   -
                     ---------------------------  ------------------------  ----------------------------  ------------------------
Total Class A          $            3,930,541.67    $                    -    $             3,930,541.67     $                   -

2005-B1                $              371,250.00    $                    -    $               371,250.00     $                   -
2006-B1                $              367,500.00    $                    -    $               367,500.00     $                   -
                     ---------------------------  ------------------------  ----------------------------  ------------------------
Total Class B          $              738,750.00    $                    -    $               738,750.00     $                   -

2004-C1                $              421,500.00    $                    -    $               421,500.00     $                   -
2005-C1                $              381,000.00    $                    -    $               381,000.00     $                   -
                     ---------------------------  ------------------------  ----------------------------  ------------------------
Total Class C          $              802,500.00    $                    -    $               802,500.00     $                   -

2004-D1                $               71,775.00    $                    -    $                71,775.00     $                   -
2005-D1                $               98,550.00    $                    -    $                98,550.00     $                   -
2005-D2                $              123,187.50    $                    -    $               123,187.50     $                   -
                     ---------------------------  ------------------------  ----------------------------  ------------------------
Total Class D          $              293,512.50    $                    -    $               293,512.50     $                   -
                     ---------------------------  ------------------------  ----------------------------  ------------------------

Total AdvantaSeries    $            5,765,304.17    $                    -    $             5,765,304.17     $                   -
                     ===========================  ========================  ============================  ========================

12. Principal Funding Account

    Beginning        Required Principal    Actual Deposit    Principal Funding   Amount Withdrawn   Withdrawals    Ending Principal
Principal Funding    Deposit Amount to    to the Principal  Sub-Account Amount     for Payment      of Coverage        Funding
   Sub-Account     the Principal Funding      Funding            prior to        of Principal to   Funding Excess    Sub-Account
    Amount             Sub-Account          Sub-Account        Withdrawals         Noteholders       Amount             Amount
-----------------  ---------------------  ----------------  ------------------  -----------------  --------------  ----------------

NOTHING TO REPORT

13. Coverage Funding Required Amounts

      a. Coverage Funding Amount as of the end of the related Monthly Period                                        $            -
                                                                                                                    --------------
      b. The Coverage Funding Amount for the Class A Notes as of the end of the related Monthly Period              $            -
                                                                                                                    --------------
      c. The Coverage Funding Amount for the Class B Notes as of the end of the related Monthly Period              $            -
                                                                                                                    --------------
      d. The Coverage Funding Amount for the Class C Notes as of the end of the related Monthly Period              $            -
                                                                                                                    --------------

14. Cash Collateral Account

      a. Beginning Cash Collateral Account balance (ending balance as of the previous Payment Date)                 $34,425,000.00
                                                                                                                    --------------
      b. Deposit into the Cash Collateral Account on the Closing Date of Tranches issued prior to the Payment Date  $10,462,500.00
                                                                                                                    --------------
      c. Interest earnings since the preceding Payment Date                                                         $   114,011.05
                                                                                                                    --------------
      d. Amounts deposited to cover a Cash Collateral Account Deficit                                               $            -
                                                                                                                    --------------
      e. PFA Earnings Shortfall withdrawn and treated as Available Fiance Charge Collections                        $            -
                                                                                                                    --------------
      f. Amounts withdrawn to cover interest payments, Monthly Servicing Fee and AdvantaSeries Defaulted Amount     $            -
                                                                                                                    --------------
      g. Amounts withdrawn at the date of issuance of a Foreclosure Certificate or at the Final Maturity Date of
          a Tranche                                                                                                 $            -
                                                                                                                    --------------
      h. Excess amount over the Required Cash Collateral Account Amount paid to the holder of the Trust
          Beneficial Interest                                                                                       $   114,011.05
                                                                                                                    --------------
      i. Ending Cash Collateral Account balance on the related Payment Date                                         $44,887,500.00
                                                                                                                    ==============
      j. The Required Cash Collateral Account Amount on the related Payment Date                                    $44,887,500.00
                                                                                                                    --------------

      k. The Available Cash Collateral Account Amount on the related Payment Date                                  $44,887,500.00
                                                                                                                   --------------
      l. Has a Portfolio Decline Event occurred with respect to the Monthly Period preceding such Payment Date                 NO
                                                                                                                   --------------
15. Spread Account

      a. Beginning Spread Account balance (ending balance as of the previous Payment Date)                         $            -
                                                                                                                   --------------
      b. On the Closing Date for a Tranche, the initial deposit into the Spread Account                            $            -
                                                                                                                   --------------
      c. Interest earnings since the preceding Payment Date                                                        $            -
                                                                                                                   --------------
      d. Amount deposited from Available Finance Charge Collections to cover the excess of the Required Spread
          Account Amount over the Spread Account balance                                                           $            -
                                                                                                                   --------------
      e. Amounts withdrawn to cover interest payments, Monthly Servicing Fee and AdvantaSeries Defaulted Amount    $            -
                                                                                                                   --------------
      f. Amounts withdrawn at the date of issuance of a Foreclosure Certificate or at the Final Maturity Date
          of a Tranche                                                                                             $            -
                                                                                                                   --------------
      g. Withdrawal of excess amount over the Required Spread Account Amount and deposited into the Cash
          Collateral Account                                                                                       $            -
                                                                                                                   --------------
      h. Withdrawal of excess amount over the Required Spread Account Amount and paid to the holder of the
          Trust Beneficial Interest                                                                                $            -
                                                                                                                   --------------
      i. Ending Spread Account balance on the related Payment Date                                                 $            -
                                                                                                                   ==============

      j. The Required Spread Account Amount on the related Payment Date                                            $            -
                                                                                                                   --------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                                                           Excess of Subordinated Notes
           Required subordination       Required Subordinated                               over Required Subordinated
                percentage                     Amount              Subordinated Notes                 Amount
           ----------------------       ---------------------      ------------------      ----------------------------
Class A                   21.5805%        $    231,990,375.00       $  455,000,000.00                   $223,009,625.00
Class B                    8.9918%             114,645,450.00          255,000,000.00                    140,354,550.00
Class C                    3.6269%              53,496,775.00           55,000,000.00                      1,503,225.00

17. Adjusted Invested Amount

                                                          Increase from
                                                         the withdrawal
                        Beginning     Initial Principal      of the
                         Adjusted       Balances and    Coverage Funding
                         Invested       any increases     Excess Amount
                      Amount for the      from the          from the          Increase from
                         related       issuance of any  Principal Funding    reimbursements
                         Monthly         additional           Sub-        of Adjusted Invested
                          Period            Notes            Account         Amount Deficit
                    ----------------- ----------------- ----------------- --------------------
2005-A1             $  250,000,000.00 $               - $               - $                  -
2005-A2             $  225,000,000.00 $               - $               - $                  -
2005-A3             $  250,000,000.00 $               - $               - $                  -
2005-A4             $  150,000,000.00 $               - $               - $                  -
2005-A5             $  200,000,000.00 $               - $               - $                  -
                    ----------------- ----------------- ----------------- --------------------
Total Class A       $1,075,000,000.00 $               - $               - $                  -

2005-B1             $  100,000,000.00 $               - $               - $                  -
2006-B1             $  100,000,000.00 $               - $               - $                  -
                    ----------------- ----------------- ----------------- --------------------
Total Class B       $  200,000,000.00 $               - $               - $                  -

2004-C1             $  100,000,000.00 $               - $               - $                  -
2005-C1             $  100,000,000.00 $               - $               - $                  -
                    ----------------- ----------------- ----------------- --------------------
Total Class C       $  200,000,000.00 $               - $               - $                  -

2004-D1             $   10,000,000.00 $               - $               - $                  -
2005-D1             $   20,000,000.00 $               - $               - $                  -
2005-D2             $   25,000,000.00 $               - $               - $                  -
                    ----------------- ----------------- ----------------- --------------------
Total Class D       $   55,000,000.00 $               - $               - $                  -
                    ----------------- ----------------- ----------------- --------------------

Total AdvantaSeries $1,530,000,000.00 $               - $               - $                  -
                    ================= ================= ================= ====================

Initial Principal Balance of such Tranche of Notes issued after the end of the related Monthly
 Period but prior to the related Payment Date:

                     Reductions due      Reduction due
                    to reallocation       to amounts
                      of Available         deposited           Ending Adjusted
                       Principal           into the                Invested
                      Collections      Principal Funding          Amount for
                      and Investor           Sub-                the related
                      Charge-Offs           Account             Monthly Period
                    --------------- -----------------------   -----------------
2005-A1             $             - $                     -   $  250,000,000.00
2005-A2             $             - $                     -   $  225,000,000.00
2005-A3             $             - $                     -   $  250,000,000.00
2005-A4             $             - $                     -   $  150,000,000.00
2005-A5             $             - $                     -   $  200,000,000.00
                    --------------- -----------------------   -----------------
Total Class A       $             - $                     -   $1,075,000,000.00

2005-B1             $             - $                     -   $  100,000,000.00
2006-B1             $             - $                     -   $  100,000,000.00
                    --------------- -----------------------   -----------------
Total Class B       $             - $                     -   $  200,000,000.00

2004-C1             $             - $                     -   $  100,000,000.00
2005-C1             $             - $                     -   $  100,000,000.00
                    --------------- -----------------------   -----------------
Total Class C       $             - $                     -   $  200,000,000.00

2004-D1             $             - $                     -   $   10,000,000.00
2005-D1             $             - $                     -   $   20,000,000.00
2005-D2             $             - $                     -   $   25,000,000.00
                    --------------- -----------------------   -----------------
Total Class D       $             - $                     -   $   55,000,000.00
                    --------------- -----------------------   -----------------

Total AdvantaSeries $             - $                     -   $1,530,000,000.00
                    =============== =======================   =================

Initial Principal Balance of such Tranche of Notes issued
 after the end of the related Monthly Period but prior
 to the related Payment Date:       Class A (2006-A1) Notes   $  200,000,000.00
                                                              =================
                                    Class A (2006-A2) Notes   $  250,000,000.00
                                                              =================
                                    Class D (2006-D1) Notes   $   15,000,000.00
                                                              =================

                                 Advanta Bank Corp.
                                 as Servicer

                                 By: /s/ MICHAEL COCO
                                 --------------------------------
                                 Advanta Bank Corp.
                                 as Servicer